Edward Jones Money Market Fund
INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)

SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED April 30, 2016
On May 12, 2016, the Board of Trustees of Edward Jones Money Market Fund (the “Fund”) approved certain matters relating to the transfer by Federated Investment Management Company (FIMCO) of FIMCO's general partnership interest in the Fund's investment adviser, Passport Research, Ltd. (“Passport”), to Passport Holdings LLC, a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. (the “Passport Transfer”).
Currently, Passport is a joint venture between FIMCO and Edward D. Jones & Co., L.P. (“Edward Jones”). FIMCO is the general partner of Passport and currently owns a 50.5% general partner interest in Passport. Edward Jones is the limited partner of Passport and currently owns a 49.5% limited partnership interest in Passport.
Specifically, the Fund's Board approved:
■	the preparation of a shareholder proxy statement for the Fund relating to the Passport Transfer;
■	a special meeting of Fund shareholders (the “Special Meeting”) to approve certain items relating to the Passport Transfer, including the appointment of Passport as the Fund's investment adviser and FIMCO as the Fund's investment sub-adviser, subject to certain further related approvals to be considered by the Board at its August 2016 meeting; and
■	the application for an exemptive order from the Securities and Exchange Commission (SEC), subject to shareholder approval, to permit the Fund to enter into a new sub-advisory agreement without the need for shareholder approval as otherwise required under the Investment Company Act of 1940.
The Passport Transfer, and related transactions, are subject to various approvals, consents and other contingencies, such as Board and regulatory approvals, Fund shareholder consents and approvals and other conditions prior to consummation. The Board has not yet fixed a record date or meeting date for the Special Meeting and will communicate such information to shareholders as it becomes available.
To the extent that Federated Investors, Inc., one of its subsidiaries, or its officers and directors, may be deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into, the proxy statement the Fund intends to file with the SEC.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any acquiring fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of record date to be determined, will be receiving in the mail a Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed changes. The Proxy Statement, and any other documents to be filed by the Fund with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov or at the Fund's website at www.edwardjones.com/moneymarket. Investors should read the Proxy Statement carefully, before making any voting decision, because it contains important information.
June 3, 2016
Edward Jones Money Market Fund
Edward Jones
12555 Manchester Road
Saint Louis, Missouri 63131
Contact us at www.edwardjones.com
or call 1-800-331-2451.
Q453206 (6/16)